UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2009

METROPOLITAN HEALTH NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

0-28456	65-0635748
(Commission file number)	(I.R.S. Employer Identification No.)

250 Australian Avenue South, Suite 400
West Palm Beach, FL 33401
(Address of principal executive offices, including zip code)

(561) 805-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2—FINANCIAL INFORMATION

Item 2.02     Results of Operations and Financial Condition

On May 5, 2009, the Company issued a press release regarding its results of operations for the quarter ended March 31, 2009.  A copy of that release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits
(e)
99.1 – Press Release dated May 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2009

METROPOLITAN HEALTH NETWORKS, INC.

By:	/s/ Roberto L. Palenzuela
Roberto L. Palenzuela
Secretary and General Counsel

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